SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES AND EXCHANGE ACT OF 1934


                      Date of Report: September 18, 1997
                      (Date of earliest event reported)


                     FIRSTPLUS Investment Corporation
           -----------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)



          Nevada                    333-26527        75-2596063
 ---------------------------      -------------    --------------
 (State or Other Jurisdiction     (Commission     (I.R.S. Employer
       of Incorporation)           File Number)    Identification No.)

     377 Howard Hughes Parkway
             Suite 300N
           Las Vegas, Nevada                         89101
       --------------------------               ---------------------
         (Address of Principal                       (Zip Code)
           Executive Offices)

   Registrant's telephone number, including area code:  (702) 892-3772

                                  No Change

(Former Name or Former Address, if Changed Since Last Report)


     Item 5.   Other Events
               ------------

          Reference is hereby made to the Registrant's Registration Statement on Form S-3 (File No. 333-26527) pursuant to which the Registrant registered issuances of FIRSTPLUS Home Loan Owner Trust asset backed securities, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended (the "Act"). Reference is also hereby made to the Prospectus dated September 10, 1997, and the related Prospectus Supplement, dated September 10, 1997
     (collectively, the "Prospectus"), which were previously filed with the Commission pursuant to Rule 424(b)(5), relating to the publicly offered FIRSTPLUS Home Loan Owner Trust 1997-3 Asset Backed Notes and Asset Backed Certificates, Series 1997-3, consisting of (A) the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class M-1 and Class M-2 Asset Backed Notes (the "Notes") and (B) the Class B-1 Asset Backed Certificates (the "Certificates" and,
     together with the Notes, the "Publicly Offered Securities"). Capitalized terms used but not defined herein have the meanings assigned to such terms in the Prospectus.

          The Publicly Offered Securities were sold to Bear, Stearns & Co. Inc. ("Bear Stearns"), Banc One Capital Corporation, Merrill Lynch, Pierce, Fenner & Smith Incorporated and PaineWebber Incorporated (collectively, the "Underwriters") pursuant to the terms of an underwriting agreement dated September 10, 1997, as supplemented by a terms agreement dated September 10, 1997, each among Bear Stearns, as representative (the "Representative") of the Underwriters (such underwriting agreement, together with such terms agreement, the "Underwriting Agreement"), the Registrant, FIRSTPLUS Financial, Inc. ("FFI") and FIRSTPLUS Financial Group, Inc. A copy of the Underwriting Agreement is filed herewith as Exhibit 1.1.

          The Notes were issued pursuant to an Indenture dated as of September 1, 1997 (the "Indenture") among FIRSTPLUS Home Loan Owner Trust 1997-3 (the "Issuer" or the "Trust") and U.S. Bank National Association, as Indenture Trustee (the "Indenture Trustee"). A copy of the Indenture is filed herewith as Exhibit 4.1.

          The Notes are secured by the assets of the Trust pursuant to the Indenture. The assets of the Trust primarily include a pool of home loans (the "Home Loans") consisting of loans which are secured by mortgages, deeds of trust or other similar security instruments. The Home Loans consist of loans for which the related proceeds were used to finance (i) property improvements, (ii) debt consolidation, or (iii) a combination of property improvements, cash-out or other consumer purposes.

          The Certificates represent the entire undivided ownership interest in the Trust and were issued pursuant to the Trust Agreement dated as of September 1, 1997 (the "Trust Agreement") among the Registrant, as Depositor, FIRSTPLUS Residual Holdings, Inc., as the Company, Wilmington Trust Company, as Owner Trustee, and U.S. Bank National
     Association, as Co-Owner Trustee. A copy of the Trust Agreement is filed herewith as Exhibit 4.2.

          The Home Loans were sold by FFI to the Registrant pursuant to the terms of a Loan Sale Agreement dated as of September 1, 1997 (the "Loan Sale Agreement") and were simultaneously sold by the Registrant to the Trust pursuant to the Sale and Servicing Agreement (defined below). A copy of the Loan Sale Agreement is filed herewith as Exhibit 10.1.

          The Home Loans will be serviced by FFI, an affiliate of the Registrant, pursuant to the terms of a Sale and Servicing Agreement dated as of September 1, 1997 (the "Sale and Servicing Agreement") among the Registrant, as Seller, FFI, as Transferor and Servicer, the Issuer, and U.S. Bank National Association, as Indenture Trustee and Co-Owner Trustee. A copy of the Sale and Servicing Agreement is filed herewith as Exhibit 10.2.

          Set forth below is a brief description of certain characteristics of the Home Loans included in the Home Loan Pool as of the end of the Funding Period.

          The Home Loan Pool consists of 25,638 Home Loans having a Pool Principal Balance as of the respective Cut-Off Dates of the related Home Loans of $799,999,152.46. The Home Loans (by Pool Principal Balance as of the applicable Cut-Off Dates) have the characteristics set forth in the following tables:

                                            HOME LOAN RATE
         RANGE OF             NUMBER OF                                         PERCENT OF TOTAL
        HOME LOAN                HOME                  AGGREGATE                  BY AGGREGATE
          RATES (%)              LOANS           PRINCIPAL BALANCE ($)        PRINCIPAL BALANCE (%)
      Less than 11.00%               164              $   5,083,243.33                     0.64%
      11.00 to 11.99               2,736                 93,125,075.03                    11.64
      12.00 to 12.99               6,148                205,322,475.25                    25.67
      13.00 to 13.99               6,830                217,261,597.71                    27.16
      14.00 to 14.99               5,092                152,364,415.36                    19.05
      15.00 to 15.99               3,001                 85,031,646.01                    10.63
      16.00 to 16.99               1,189                 30,866,085.04                     3.86
      17.00 to 17.99                 378                  8,824,645.71                     1.10
      18.00 to 18.99                  91                  1,917,961.76                     0.24
      19.00 to 19.99                   9                    202,007.26                     0.03
          TOTAL                   25,638               $799,999,152.46                   100.00%



     The weighted average Home Loan Rate of the Home Loans as of the Cut-Off Date was approximately 13.801% per annum.


                                 Cut-Off Date Loan Principal Balances
          RANGE OF
        CUT-OFF DATE                      NUMBER OF                           AGGREGATE
    PRINCIPAL BALANCE ($)                HOME LOANS                      PRINCIPAL BALANCE($)
     Less than 10,000.00                         197                            $   1,887,337.06
   10,000.00 to 19,999.99                      4,058                               67,281,977.42
   20,000.00 to 29,999.99                      9,601                              244,636,771.69
   30,000.00 to 39,999.99                      7,094                              247,728,623.63
   40,000.00 to 49,999.99                      3,217                              148,357,375.66
   50,000.00 to 59,999.99                        816                               45,494,356.29
   60,000.00 to 69,999.99                        468                               30,473,851.43
   70,000.00 to 79,999.99                        187                               14,138,859.28
            TOTAL                             25,638                             $799,999,152.46


     The average principal balance of the Home Loans as of the Cut-Off Date was approximately $35,773.65.

                       Original Loan Principal Balances

                                                                              Aggregate
     Range of Principal Balances                  Number of                   Principal
         at Origination ($)                      Home Loans                    Balance
         Less than 10,000.00                          11                      $      81,741.45
       10,000.00 to 19,999.99                      3,301                         50,532,803.16
       20,000.00 to 29,999.99                      9,306                        226,494,877.43
       30,000.00 to 39,999.99                      7,667                        258,151,747.53
       40,000.00 to 49,999.99                      2,956                        128,727,583.72
       50,000.00 to 59,999.99                      1,566                         80,891,249.20
       60,000.00 to 69,999.99                        579                         36,443,683.91
       70,000.00 to 79,999.99                        210                         15,340,295.90
       80,000.00 to 89,999.99                         42                          3,335,170.16

                Total                             25,638                       $799,999,152.46


     The average principal balance of the Initial Home Loans at origination was approximately $31,453.69.

                           Geographic Concentration

                                                           Number of               Aggregate
     State                                                Home Loans           Principal Balance
Alabama . . . . . . . . . . . . . . . . . . . . . . .              3               $      89,597.92
Alaska  . . . . . . . . . . . . . . . . . . . . . . .             46                   1,633,706.42
Arizona . . . . . . . . . . . . . . . . . . . . . . .            919                  26,739,919.33
Arkansas  . . . . . . . . . . . . . . . . . . . . . .             81                   2,483,855.88
California  . . . . . . . . . . . . . . . . . . . . .          7,664                 253,920,339.05
Colorado  . . . . . . . . . . . . . . . . . . . . . .          1,052                  32,849,399.13
Connecticut . . . . . . . . . . . . . . . . . . . . .            128                   4,036,592.54
Delaware  . . . . . . . . . . . . . . . . . . . . . .             29                     880,624.82
District of Columbia  . . . . . . . . . . . . . . . .             10                     336,524.80
Florida . . . . . . . . . . . . . . . . . . . . . . .          2,509                  76,046,622.61
Georgia . . . . . . . . . . . . . . . . . . . . . . .          1,222                  36,462,657.82
Idaho . . . . . . . . . . . . . . . . . . . . . . . .            341                  10,418,025.86
Illinois  . . . . . . . . . . . . . . . . . . . . . .            573                  17,045,333.65
Indiana . . . . . . . . . . . . . . . . . . . . . . .            638                  20,014,431.35
Iowa  . . . . . . . . . . . . . . . . . . . . . . . .            107                   3,243,450.42
Kansas  . . . . . . . . . . . . . . . . . . . . . . .            320                   9,834,978.37
Kentucky  . . . . . . . . . . . . . . . . . . . . . .            337                  10,343,038.75
Louisiana . . . . . . . . . . . . . . . . . . . . . .            121                   3,401,522.88
Maine . . . . . . . . . . . . . . . . . . . . . . . .             14                     421,897.12
Maryland  . . . . . . . . . . . . . . . . . . . . . .            673                  21,634,004.40
Massachusetts . . . . . . . . . . . . . . . . . . . .            398                  11,759,636.19
Michigan  . . . . . . . . . . . . . . . . . . . . . .            686                  19,913,865.82
Minnesota . . . . . . . . . . . . . . . . . . . . . .            251                   7,932,518.90
Mississippi . . . . . . . . . . . . . . . . . . . . .            115                   3,396,177.55
Missouri  . . . . . . . . . . . . . . . . . . . . . .            493                  13,899,548.85
Montana . . . . . . . . . . . . . . . . . . . . . . .             58                   1,682,167.27
Nebraska  . . . . . . . . . . . . . . . . . . . . . .            142                   4,438,137.16
Nevada  . . . . . . . . . . . . . . . . . . . . . . .            728                  23,260,032.20
New Hampshire . . . . . . . . . . . . . . . . . . . .             59                   1,827,336.82
New Jersey  . . . . . . . . . . . . . . . . . . . . .            226                   6,857,115.24
New Mexico  . . . . . . . . . . . . . . . . . . . . .            209                   6,927,380.21
New York  . . . . . . . . . . . . . . . . . . . . . .            126                   3,644,775.18
North Carolina  . . . . . . . . . . . . . . . . . . .            682                  20,464,071.27
North Dakota  . . . . . . . . . . . . . . . . . . . .              7                     206,935.96
Ohio  . . . . . . . . . . . . . . . . . . . . . . . .            261                   7,469,455.96
Oklahoma  . . . . . . . . . . . . . . . . . . . . . .            348                  10,067,831.86
Oregon  . . . . . . . . . . . . . . . . . . . . . . .            298                   9,186,015.27
Pennsylvania  . . . . . . . . . . . . . . . . . . . .            504                  14,780,294.48
Rhode Island  . . . . . . . . . . . . . . . . . . . .            106                   3,449,487.89
South Carolina  . . . . . . . . . . . . . . . . . . .            535                  15,073,203.40
South Dakota  . . . . . . . . . . . . . . . . . . . .             11                     293,656.99
Tennessee . . . . . . . . . . . . . . . . . . . . . .            426                  11,885,647.64
Texas . . . . . . . . . . . . . . . . . . . . . . . .              6                     139,772.54
Utah  . . . . . . . . . . . . . . . . . . . . . . . .            323                  10,222,558.40
Vermont . . . . . . . . . . . . . . . . . . . . . . .             17                     515,455.45
Virginia  . . . . . . . . . . . . . . . . . . . . . .            747                  23,411,625.09
Washington  . . . . . . . . . . . . . . . . . . . . .            828                  27,305,259.01
West Virginia . . . . . . . . . . . . . . . . . . . .             16                     485,536.31
Wisconsin . . . . . . . . . . . . . . . . . . . . . .            123                   3,627,065.46
Wyoming . . . . . . . . . . . . . . . . . . . . . . .            122                   4,040,064.97
          Total                                               25,638                $799,999,152.46



                          Remaining Term to Maturity


                                                                                 Aggregate
             Range of Remaining                     Number of                    Principal
          Term to Maturity (Months)                 Home Loans                    Balance
0.00 to 29.99 . . . . . . . . . . . . . . .                    1                  $       9,293.45
30.00 to 59.99  . . . . . . . . . . . . . .                  341                      6,419,558.87
60.00 to 89.99  . . . . . . . . . . . . . .                  209                      4,506,729.60
90.00 to 119.99 . . . . . . . . . . . . . .                2,343                     57,920,409.60
120 to 149.99 . . . . . . . . . . . . . . .                  312                      8,507,006.37
150 to 179.99 . . . . . . . . . . . . . . .                9,036                    270,860,913.58
180 to 209.99 . . . . . . . . . . . . . . .                   29                        820,049.62
210 to 239.99 . . . . . . . . . . . . . . .                4,785                    153,401,414.09
240 to 269.99 . . . . . . . . . . . . . . .                    9                        231,094.53
270 to 299.99 . . . . . . . . . . . . . . .                8,568                    297,124,774.97
300.00 to 329.99  . . . . . . . . . . . . .                    5                        197,907.69

          Total . . . . . . . . . . . . . .               25,638                   $799,999,152.46



     The weighted average remaining term to maturity of the Home Loans as of the Cut-Off Date was approximately 226 months.

                           Months Since Origination

                                                                                  Aggregate
                     Age                             Number of                    Principal
                 (In Months)                         Home Loans                    Balance
0.00 to 5.99  . . . . . . . . . . . . . . .                  23,565                 $743,889,542.62
6.00 to 11.99 . . . . . . . . . . . . . . .                     936                   27,282,513.31
12.00 to 17.99  . . . . . . . . . . . . . .                     115                    3,057,348.54
18.00 to 23.99  . . . . . . . . . . . . . .                     391                    9,099,332.44
24.00 to 29.99  . . . . . . . . . . . . . .                     346                    8,862,158.81
30.00 to 35.99  . . . . . . . . . . . . . .                     131                    3,672,656.46
36.00 to 41.99  . . . . . . . . . . . . . .                     152                    4,077,742.39
42.00 to 47.99  . . . . . . . . . . . . . .                       2                       57,857.89

          Total                                              25,638                 $799,999,152.46



     The weighted average number of months since origination of the Home Loans as of the Cut-Off Date was approximately 3.52 months.


Item 7.  Financial Statements and Exhibits
         ---------------------------------

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits

          Exhibit No.    Description
          --------------------------

              1.1   Underwriting Agreement

              4.1   Indenture

              4.2   Trust Agreement

             10.1   Loan Sale Agreement

             10.2   Sale and Servicing Agreement


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                              FIRSTPLUS INVESTMENT CORPORATION



                              By: /s/ Lee F. Reddin
                                  -----------------------------------------
                                   Name:  Lee F. Reddin
                                   Title: Vice President

Dated:  October 31, 1997



                                EXHIBIT INDEX
                                -------------

Exhibit No.                   Description                          Page No.
-----------                   -----------                          --------


    1.1                  Underwriting Agreement & Terms Agreement

    4.1                  Indenture

    4.2                  Trust Agreement

   10.1                  Loan Sale Agreement

   10.2                  Sale and Servicing Agreement